J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated April 29, 2016

to the Summary Prospectuses and

Prospectuses dated July 1, 2015, as supplemented

Update to Portfolio Management Team. In order to separate trading functions from portfolio management functions, effective May 1, 2016 (the “Effective Date”), James Gibson will no longer be included in the list of portfolio managers for the JPMorgan High Yield Fund (the “Fund”) but rather will continue his focus as principal high yield trader for the High Yield Team led by William J. Morgan. The change will not impact the investment strategies or management of the Fund and Mr. Gibson will continue to support the portfolio management team and the Fund in his role as high yield trader.

On the Effective Date, the following disclosure replaces the existing disclosure under “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William J. Morgan	1998	Managing Director
James P. Shanahan	1998	Managing Director

In addition, on the Effective Date, the following replaces the paragraphs entitled “High Yield Fund” in the section titled “The Funds’ Management and Administration — The Portfolio Managers”:

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the High Yield Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a High Yield Team leader and the portfolio manager for the high yield broad, leveraged loan, and short duration high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan has worked in the high yield industry since 1986. He is a portfolio manager for high yield broad opportunistic, leveraged loans and distressed debt styles.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-HY-416